SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant (X)

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Check the appropriate box:


( ) Preliminary Proxy Statement
( ) Confidential, for Use of the Commission Only
    (as permitted by Rule 14a-6(e)(2))
(X) Definitive Proxy Statement
( ) Definitive Additional Materials
( ) Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                            Mentor Income Fund, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)




     --------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement, if other than Registrant)


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[MENTOR LOGO]

                           MENTOR INCOME FUND, INC.

November 5, 1999

Dear Shareholder,

  You are cordially invited to attend the 1999 Annual Meeting of Shareholders of Mentor Income Fund, Inc. The Meeting will be held at 200 Berkeley Street, Boston, Massachusetts on Wednesday, December 15, 1999 at 10:00 a.m. At the meeting, shareholders will be asked to consider the election of twelve Directors and to ratify the selection of the Fund's independent accountants.

  The Board of Directors have unanimously approved the proposals and recommend that you vote FOR all of the proposals described within this document.

  We realize that this proxy statement will take time to review, but your vote is very important. Please familiarize yourself with the proposals presented. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, please complete, date, sign and return your proxy card in the enclosed postage-paid envelope today. You may call Boston Equiserve directly at 1-800-543-1627 during normal business hours if you have any questions about how to complete the proxy card.

  Thank you for taking this matter seriously and participating in this important process.

                          Sincerely,

                          Daniel J. Ludeman          Paul F. Costello
                          Chairman of the Board      President

SHAREHOLDERS ARE URGED TO SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE SO AS TO BE REPRESENTED AT THE MEETING.

                           MENTOR INCOME FUND, INC.
                              200 BERKELEY STREET
                          BOSTON, MASSACHUSETTS 02116

                             ---------------------

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                               NOVEMBER 5, 1999

                             ---------------------

  NOTICE IS HEREBY GIVEN that the Annual Meeting (the "Meeting") of shareholders of Mentor Income Fund, Inc., a Maryland corporation, will be held at 200 Berkeley Street, Boston, Massachusetts on Wednesday, December 15, 1999 at 10:00 a.m. for the following purposes:

    1. To elect twelve Directors to hold office for the term specified and until their successors are duly elected and qualified.

    2. To ratify or reject the selection of KPMG LLP as independent accoun-tants of the Fund for the fiscal year ended October 31, 1999.

    3. To transact such other business as may properly come before the Meet-ing or any adjournment thereof.

  Shareholders of record as of the close of business on October 15, 1999 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

                                              By Order of the Board of
                                              Directors,

                                              Michael H. Koonce
                                              Secretary

November 5, 1999

                           MENTOR INCOME FUND, INC.
                              200 BERKELEY STREET
                          BOSTON, MASSACHUSETTS 02116
                                PROXY STATEMENT

  The enclosed proxy is solicited by the Board of Directors of Mentor Income Fund, Inc. for use at the Annual Meeting of Shareholders of the Fund to be held at 10:00 a.m. on Wednesday, December 15, 1999, at 200 Berkeley Street, Boston, Massachusetts and any adjournment thereof (the "Meeting"). Shareholders of record at the close of business on October 15, 1999 (the "Record Date") are entitled to vote at the Meeting or any adjourned session. These proxy materials are first being made available to shareholders on or about November 5, 1999.

  Shares represented by timely and properly executed proxies will be voted as specified. Executed proxies that are unmarked will be voted for the election of the nominees for Director and ratification of independent accountants. A proxy may be revoked at any time prior to its use by filing with the Secretary of the Fund an instrument of revocation or a duly executed proxy bearing a later date. A proxy may also be revoked by attendance at the meeting and election to vote in person.

  The cost of soliciting proxies will be borne by the Fund. In addition to solicitation by mail, proxies may be solicited by Directors, officers, and regular employees and agents of the Fund without compensation therefor. The Fund may reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute the proxies.

  As of the Record Date, there were 11,817,776 shares of the Fund outstanding. Each share will be entitled to one vote on all matters presented at the Meeting. The shares of the Fund do not have cumulative voting rights. As of October 15, 1999, all the Directors and officers and the nominees for election as a Director of the Fund, as a group, did not own beneficially any shares of the Fund.

  As of the Record Date, to the knowledge of management, CEDE & Co., P.O. Box 20, Bowling Green Station, New York, New York 10274-0020, was the only shareholder to own beneficially 5% or more of the outstanding shares of the Fund. CEDE & Co. owned 10,814,553.538 shares of the Fund, which represented 91.51% of the outstanding shares.

  As of October 15, 1999, the Fund had net assets of $108,037,651.

  Shareholder proposals to be presented at the next Annual Meeting of Shareholders must be received at the Fund's office, 200 Berkeley Street, Boston, Massachusetts 02116, no later than April 28, 2000.

  Copies of the Annual Report of the Fund for the fiscal year ended October 31, 1998 and the Semi-Annual Report of the Fund for the period ended April 30, 1999 may be obtained without charge by calling Boston Equiserve at 1-800-543-1627 or writing Mentor Income Fund, Inc., 200 Berkeley Street, Boston, Massachusetts 02116.

                           I. ELECTION OF DIRECTORS

  The Fund and other portfolios or funds of the Mentor fund family are advised by affiliates of First Union National Bank ("FUNB"). FUNB and its affiliates also advise the Evergreen Funds. The Mentor Funds and the Evergreen Funds are in the process of being combined and a part of that process involves the creation of a single board of trustees/directors to oversee the operations of the funds. The Fund's Articles of Incorporation provide that the Fund's Board of Directors shall be divided into three classes, each having a term of three years. Each year the term of office of one class will expire.

  In connection with this consolidation process, six of the eight current Directors of the Fund will resign effective upon the election of their successors. Arnold H. Dreyfuss, a current Director of the Fund whose term expires in 2001 will continue as a Director. Louis W. Moelchert, Jr., a current Director of the Fund whose term expires in 1999, is a nominee to serve as a Director for a three-year term to expire at the 2002 Annual Meeting of Shareholders and until his successor is duly elected and qualified.

  The Board of Directors of the Fund, including a majority of the Independent Directors (i.e., those Directors of the Fund who are not "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended), has nominated for election the twelve persons listed below. In addition to Mr. Moelchert, all of the current trustees of the Evergreen Funds, with the exception of one trustee who is retiring as of December 31, 1999, have been nominated as Directors of the Fund. None of the persons nominated are "interested persons" of the Fund.

  It is not expected that any of the nominees will decline or become unavailable for election. In case this should happen, the discretionary power given in the Proxy may be used to vote for a substitute nominee or nominees or to fix the number of Directors at less than thirteen. Proxies cannot be voted for a greater number of persons than the nominees named. Each nominee has consented to being named in this Proxy Statement and to serve as a Director if elected. The nominees for election as Directors of the Fund, the continuing Director of the Fund and certain information about them is set forth below:

PERSONS NOMINATED FOR ELECTION AS DIRECTORS:

                     Director         Principal Occupations During Past
      Name; Age       Since            Five Years; Other Directorships
      ---------      -------- ------------------------------------------------
                      CLASS I NOMINEES TO SERVE UNTIL 2000
                         ANNUAL MEETING OF SHAREHOLDERS:

 Laurence B.          -- --   Real estate developer and construction consul-
   Ashkin...........          tant; President of Centrum Equities (real estate
   Age 71                     development); Centrum Properties, Inc. (real es-
                              tate development); and Trustee of the various
                              investment companies that comprise the Evergreen
                              family of funds.


                       Director        Principal Occupations During Past
       Name; Age        Since           Five Years; Other Directorships
       ---------       -------- -----------------------------------------------
 Charles A. Austin      -- --   Investment Counselor to Appleton Partners, Inc.
   III................          (investment advice); former Director, Executive
   Age 65                       Vice President and Treasurer, State Street Re-
                                search & Management Company (investment ad-
                                vice); Director, The Andover Companies (insur-
                                ance); Trustee, Arthritis Foundation of New En-
                                gland; and Trustee of the various investment
                                companies that comprise the Evergreen family of
                                funds.

 K. Dun Gifford.......  -- --   Trustee, Treasurer and Chairman of the Finance
   Age 61                       Committee, Cambridge College; Chairman Emeritus
                                and Director, American Institute of Food and
                                Wine; Chairman and President, Oldways Preserva-
                                tion and Exchange Trust (education); former
                                Chairman of the Board, Director, and Executive
                                Vice President, The London Harness Company
                                (leather goods purveyor); former Managing Part-
                                ner, Roscommon Capital Corp.; former Chief Ex-
                                ecutive Officer, Gifford Gifts of Fine Foods;
                                former Chairman, Gifford, Drescher & Associates
                                (environmental consulting); and Trustee of the
                                various investment companies that comprise the
                                Evergreen family of funds.

                      CLASS II NOMINEES TO SERVE UNTIL 2001
                          ANNUAL MEETING OF SHAREHOLDERS:

 Leroy Keith, Jr. ....  -- --   Chairman of the Board and Chief Executive Offi-
   Age 60                       cer, Carson Products Company (manufacturing);
                                Director of Phoenix Total Return Fund and
                                Equifax, Inc. (worldwide information manage-
                                ment); Trustee of Phoenix Series Fund, Phoenix
                                Multi-Portfolio Fund, and The Phoenix Big Edge
                                Series Fund; former President, Morehouse Col-
                                lege; and Trustee of the various investment
                                companies that comprise the Evergreen family of
                                funds.

 Gerald M. McDonnell..  -- --   Sales and Marketing Management with Nucor-
  Age 60                        Yamoto, Inc. (steel producer); and Trustee of
                                the various investment companies that comprise
                                the Evergreen family of funds.


                       Director        Principal Occupations During Past
       Name; Age        Since           Five Years; Other Directorships
       ---------       -------- -----------------------------------------------
 Thomas L. McVerry....  -- --   Director of Carolina Cooperative Credit Union;
   Age 61                       former Vice President and Director of Rexham
                                Corporation (manufacturing); and Trustee of the
                                various investment companies that comprise the
                                Evergreen family of funds.

 William Walt Pettit..  -- --   Partner in the law firm of William Walt Pettit,
   Age 44                       P.A.; and Trustee of the various investment
                                companies that comprise the Evergreen family of
                                funds.

 David M. Richardson..  -- --   Vice Chair and former Executive Vice President,
   Age 58                       DHR International, Inc. (executive recruit-
                                ment); former Senior Vice President, Boyden In-
                                ternational Inc. (executive recruitment); Di-
                                rector, Commerce and Industry Association of
                                New Jersey, 411 International, Inc. (communica-
                                tions), and J&M Cumming Paper Co.; and Trustee
                                of the various investment companies that com-
                                prise the Evergreen family of funds.

              CLASS III NOMINEES TO SERVE UNTIL 2002 ANNUAL MEETING

 Russell A. Salton,     -- --   Medical Director, U.S. Health Care/Aetna Health
   III MD                       Services; former Managed Health Care Consul-
   Age 52                       tant; former President, Primary Physician Care;
                                and Trustee of the various investment companies
                                that comprise the Evergreen family of funds.

 Michael S. Scofield..  -- --   Attorney, Law Offices of Michael S. Scofield;
   Age 56                       and Trustee of the various investment companies
                                that comprise the Evergreen family of funds.

 Richard J. Shima.....  -- --   Independent Consultant; former Chairman, Envi-
   Age 60                       ronmental Warranty, Inc. (insurance agency);
                                former Executive Consultant, Drake Beam Morin,
                                Inc. (executive outplacement); Director of CTG
                                Resources, Inc. (natural gas); Hartford Hospi-
                                tal, Old State House Association and Enhance
                                Financial Services, Inc. (financial guaranty
                                insurance); former Director, Middlesex Assur-
                                ance Company (property/casualty insurance);
                                former Chairman, Board of Trustees, Hartford
                                Graduate Center; Trustee, Greater Hartford
                                YMCA; and Trustee of the various investment
                                companies that comprise the Evergreen family of
                                funds.


                      Director         Principal Occupations During Past
      Name; Age        Since            Five Years; Other Directorships
      ---------       -------- ------------------------------------------------
 Louis W. Moelchert,    1997   Vice President for Investments, University of
   Jr.*                        Richmond; Director, America's Utility Fund,
   Age 57                      Inc.; Trustee, The Common Fund, Mentor Variable
                               Investment Portfolios, Mentor Funds, Mentor In-
                               stitutional Trust, and Cash Resource Trust.

                          DIRECTOR CONTINUING IN OFFICE
                    CLASS II DIRECTOR TO SERVE UNTIL THE 2001
                          ANNUAL MEETING OF SHAREHOLDERS:
 Arnold H. Dreyfuss*..   1997   Chairman, Eskimo Pie Corporation; Trustee, Men-
   Age 70                      tor Funds, Mentor Variable Investment Portfo-
                               lios, Mentor Institutional Trust, and Cash Re-
                               source Trust; Director, America's Utility Fund,
                               Inc.; Formerly, Chairman and Chief Executive Of-
                               ficer, Hamilton Beach/Proctor-Silex, Inc.

----------
* It is anticipated that Messrs. Dreyfuss and Moelchert will be nominated to serve as trustees of the various Evergreen Funds.

Remuneration of Current Directors.

  Each Director who is not an officer or employee of Mentor Investment Advisors, LLC ("Mentor Advisors"), the Fund's investment advisor, or its affiliates, received an annual fee of $20,000 from the Mentor Family of Funds. The term "Mentor Family of Funds" included the Fund, America's Utility Fund, Inc., Mentor Funds, Mentor Variable Investment Portfolios, Mentor Institutional Trust and Cash Resource Trust. A portion of the annual fee was paid by the Fund based on the amount of its net assets in relation to the net assets of the Mentor Family of Funds as a whole. In addition, the Directors received a fee of $3,000 for each meeting attended. Members of the Audit Committee received a fee of $1,000 for each meeting of the Audit Committee they attended, in addition to which the Chairman of the Audit Committee received an annual fee of $2,000. The Fund did not pay any compensation to its officers or Directors who are affiliated with Mentor Advisors.

  The following table sets forth aggregate compensation paid by the Fund to each non-interested Director during the fiscal year ended October 31, 1999. The Total Compensation column listed below includes compensation paid to each of the Directors for his services as a Director or Trustee of one or more of the Fund, America's Utility Fund, Inc., Mentor Funds, Mentor Variable Investment Portfolios, Mentor Institutional Trust, and Cash Resource Trust for the calendar year ended December 31, 1998.

                                                                       Total
                                                        Aggregate   Compensation
                                                      Compensation  From Mentor
Name of Director                                      From the Fund Fund Complex
----------------                                      ------------- ------------
Jerry R. Barrentine..................................     $267        $41,000
Arnold H. Dreyfuss...................................     $267        $34,000
Arch T. Allen, III...................................     $257        $35,000
Troy A. Peery, Jr. ..................................     $257        $32,000
Weston E. Edwards....................................     $257        $42,000
J. Garnett Nelson....................................     $257        $40,000
Thomas F. Keller.....................................     $227        $29,000
Louis W. Moelchert, Jr. .............................     $267        $33,000


Remuneration of Nominated Directors.

  It is anticipated at the December meeting of the Board of Directors that the Fund will adopt the following compensation plan. Each nominated Director who is not an officer or employee of FUNB or its affiliates, will receive an annual fee of $6,000 from the Fund. In addition, the Directors will receive a fee of $1,000 for each meeting attended. The Chairman of the Board will receive an additional annual fee of $2,500 from the Fund for serving as the Chairman. The Fund will not pay any compensation to its officers or Directors who are affiliated with the Evergreen Funds.

  Each of the Evergreen Funds pays for the Trustees compensation based on the amount of its net assets in relation to the net assets of the Evergreen Funds as a whole. During 1999, the Evergreen Funds included: Evergreen Equity Trust, Evergreen Fixed Income Trust, Evergreen Money Market Trust, Evergreen Municipal Trust, Evergreen Select Equity Trust, Evergreen Select Fixed Income Trust, Evergreen Select Money Market Trust and Evergreen Variable Annuity Trust. For the year ended December 31, 1998, the nominees who served on the Evergreen Boards of Trustees received the following compensation from the Evergreen Funds: Ashkin $75,500, Austin $75,500, Gifford $73,000, Keith $73,000, McDonnell $75,500, McVerry $86,500, Pettit $68,000, Richardson $73,300, Salton $79,000, Scofield $79,500 and Shima $73,000.

  The Fund has a standing Audit Committee. The Nominated Directors who would serve on the Audit Committee of the Fund are Messrs. McVerry, Ashkin, Austin, McDonnell and Pettit, each of whom is currently a Director and member of the Audit Committee of Evergreen Funds. Mr. Moelchert will continue to serve as a member of the Audit Committee of the Fund. The Audit Committee reviews both the audit and non-audit work of the Fund's independent accountants, submits a recommendation to the Board of Directors as to the selection of independent accountants, and reviews generally the maintenance of the Fund's records and the safekeeping arrangements of the Fund's custodian. The Fund has no other committees of the Board of Directors.

  During the fiscal year ended October 31, 1999, there were 4 meetings of the Board of Directors and 1 meeting of the Audit Committee. Each of the incumbent Directors who served as a Director during the fiscal year ended October 31, 1999 attended at least 75% of the meetings of the Board of Directors and the Audit Committee that he was eligible to attend that were held during the fiscal year ended October 31, 1999.

  Officers of the Fund are appointed by the Directors and serve at the pleasure of the Board. The current officers of the Fund, other than those who are Directors or a nominee for Director, are as follows:

      Name; Age        Title     Principal Occupations During Past Five Years
      ---------      --------- -----------------------------------------------
 Paul F. Costello... President Senior Vice President and Chief Administrative
   Age 39                      Officer of First Union Securities, Inc.; former
                               Managing Director of Mentor Investment Group,
                               LLC and Mentor Advisors; former Director, Men-
                               tor Perpetual Advisors, LLC and Mentor Trust
                               Company; President, Mentor Funds, Mentor Vari-
                               able Investment Portfolios America's Utility
                               Fund, Inc., Mentor Institutional Trust, and
                               Cash Resource Trust.
 Michael Wade....... Treasurer Vice President and Treasurer, Mentor Investment
   Age 32                      Group, LLC and Mentor Advisors; Treasurer, Men-
                               tor Funds, Mentor Variable Investment Portfo-
                               lios, America's Utility Fund, Inc., Mentor In-
                               stitutional Trust, Mentor Income Fund, Inc. and
                               Cash Resource Trust.
 Michael H. Koonce.. Secretary Senior Vice President and Assistant General
   Age 39                      Counsel, First Union Corporation; former Senior
                               Vice President and General Counsel, Colonial
                               Management Associates, Inc.

  It is anticipated that the following individuals will be appointed by the Board of Directors at the next scheduled meeting of the Directors to serve as officers for the Fund:

                                           Principal Occupations During Past
      Name; Age             Title                      Five Years
      ---------      ------------------- -------------------------------------
 W. Douglas Munn....    President and    Senior Vice President and Chief Oper-
   Age 36                 Treasurer      ating Officer, Evergreen Investment
                                         Services; former Strategic Planning
                                         Director First Union Brokerage Serv-
                                         ices.
 Carol Kosel........ Vice President and  Vice President, Evergreen Investment
   Age 35            Assistant Treasurer Services; former Treasurer, Vestaur
                                         Securities, Inc.; former Senior Man-
                                         ager, KPMG LLP.
 Michael H. Koonce..      Secretary      Senior Vice President and Assistant
   Age 39                                General Counsel, First Union Corpora-
                                         tion; former Senior Vice President
                                         and General Counsel, Colonial Manage-
                                         ment Associates, Inc.

Investment Advisor and Administrator.

  Mentor Advisors, a Maryland limited liability company, serves as investment advisor to the Fund; Evergreen Investment Services, Inc. ("EIS"), serves as administrator to the Fund. Mentor Advisors is an indirect wholly-owned subsidiary of First Union Corporation. The business address of Mentor Advisors is 901 East Byrd Street, Richmond, Virginia 23219. The business address of EIS is 200 Berkeley Street, Boston, Massachusetts, 02116. The business address of First Union Corporation is 301 South College Street, Charlotte, North Carolina 28288-0013.

Section 16(a) Beneficial Ownership Reporting Compliance.

  The Fund's Directors and officers, and any persons holding more than ten percent of the Fund's common stock, as well as affiliated persons of Mentor Advisors, are required to file with the Securities and Exchange Commission certain reports regarding their ownership of the Fund's common stock and any changes in that ownership. Specific dates for the filing of such reports have been established, and the Fund is required to report in this proxy statement any failure by such persons to file the reports by those dates during its most recent fiscal year. To the knowledge of the Fund, none of such persons failed to file such reports by the required dates during the Fund's fiscal year ended October 31, 1999. For this purpose, the Fund has relied solely on the representations of its incumbent Directors and officers and on copies of reports filed with the Securities and Exchange Commission.

Required vote.

  The election of the nominees to the Board of Directors requires the vote of a plurality of the shares voted.

  The Board of Directors recommends that shareholders vote "FOR" the election of each of the nominees as a Director of the Fund.

           II. RATIFICATION OF SELECTION OF INDEPENDENT ACCOUNTANTS

  The Board of Directors, including the Directors who are not interested persons of the Fund, has selected KPMG LLP as independent accountants for the Fund for the fiscal year ended October 31, 1999. KPMG LLP was selected primarily on the basis of its expertise as auditors of investment companies, the quality of its audit services, and the competitiveness of the fees charged for such services. No representative of KPMG LLP is expected to be present at the Meeting, although an opportunity will be afforded KPMG LLP to make a statement if it desires to do so and to respond to appropriate questions.

  The Board of Directors recommends that you vote "FOR" this proposal.

                              III. MISCELLANEOUS

Voting of proxies.

  If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. However, if no instructions are specified, shares will be voted "FOR" the election of each Director and ratification of independent accountants.

Other business.

  The Board of Directors knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the Board of Directors' intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

Quorum.

  The Fund's by-laws provide that the holders of a majority of the shares issued and outstanding and entitled to vote, present in person or by proxy, shall constitute a quorum for the transaction of business at the Meeting.

Adjournment.

  In the event that sufficient votes in favor of any of the proposals set forth in the Notice of the Meeting are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting with respect to those proposals, in accordance with applicable law, to permit further solicitation of proxies with respect to those proposals. In addition, if, in the judgment of the persons named as proxies, subsequent developments make it advisable to defer action on one or more proposals, but not all proposals, the persons named as proxies may propose one or more adjournments of the Meeting with respect to those proposals for a reasonable time in order to defer action on such proposals as they deem advisable. Any such adjournments will require the affirmative vote of a majority of the shareholders present in person or represented by proxy at the session of the Meeting to be adjourned, as permitted by applicable law. The persons named as proxies will vote in favor of any such adjournment which they have been instructed to vote in favor of such proposal. They will vote against any such adjournment those proxies which have been instructed to vote against such proposal, and they will vote to abstain any such proxies which they are required to abstain from voting on such proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund. Any proposals for which sufficient favorable votes have been received by the time of the Meeting may be acted upon and considered final regardless of whether the Meeting is adjourned with respect to any other proposal.

Tabulation of votes.

  Votes cast by proxy or in person at the Meeting will be counted by one or more persons appointed by the Fund to act as inspectors for the Meeting. The inspectors will count the total number of votes cast "FOR" approval of each proposal for purposes of determining whether sufficient affirmative votes have been cast. The inspectors will count shares represented by proxies that withhold authority to vote or that reflect abstentions or "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and
(ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes will have no effect on the proposal to elect Directors, but will have the effect of a negative vote on the proposal to ratify the Fund's independent accountants.

Date for receipt of shareholders' proposals for subsequent meetings of shareholders.

  The Fund intends to hold an annual meeting of shareholders in the year 2000 to elect Directors, to ratify or reject the selection of its independent accountants, and to conduct other business that may come before it. Shareholder proposals for inclusion in the Fund's proxy statement for the meeting must be received by the Fund no later than April 28, 2000.

PLEASE COMPLETE, DATE, SIGN, AND RETURN THE ENCLOSED PROXY PROMPTLY.

November 5, 1999